UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————————————————————————————
FORM 8-K

 ————————————————————————————
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
July 25, 2017
Date of Report (Date of earliest event reported)

————————————————————————————
FCB FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

————————————————————————————

Delaware	001-36586	27-0775699
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)
2500 Weston Road, Suite 300
Weston, Florida 33331
(Address of principal executive offices)
(954) 984-3313
(Registrant’s telephone number, including area code)
 ————————————————————————————
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02 Results of Operations and Financial Condition
On July 25, 2017, FCB Financial Holdings, Inc. issued a press release announcing its results of operations for the fiscal quarter ending June 30, 2017. The press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release of FCB Financial Holdings, Inc. issued July 25, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2017	FCB FINANCIAL HOLDINGS, INC.

	By:	/s/ Jennifer L. Simons
Name: Jennifer L. Simons
Title: Chief Financial Officer